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                                                                   EXHIBIT 99.1

                           Certification Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                                     Code)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Larry
E. Reimert, Co-Chief Executive Officer of Dril-Quip, Inc., a Delaware corporation (the "Company"), hereby certify that:

          (1) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated: November 13, 2002    /s/ Larry E. Reimert
                                    -------------------------
                                    Name: Larry E. Reimert
                                         Co-Chief Executive
                                         Officer

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